                                                                   EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William K. Guerry, his or her attorney-in-fact and agent, with the power of substitution and resubstitution, for him or her and in his or her name, place or stead, in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file such amendments, together with exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as he or she might or could do in person, and ratifying and confirming all that the attorney-in-facts and agents, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                     Title                                Date
               ---------                                     -----                                ----
/s/ William K. Guerry                     President, Chief Executive Officer and           February 23, 2000
------------------------------              Chief Financial Officer (Principal
William K. Guerry                           Executive Officer and Principal
                                            Financial and Accounting Officer) and
                                            Director

/s/ Charles Haggerty                      Director                                         February 23, 2000
------------------------------
Charles Haggerty

/s/ Gregorio Reyes                        Director                                         February 23, 2000
------------------------------
Gregorio Reyes

/s/ William J. Schroeder                  Director                                         February 23, 2000
------------------------------
William J. Schroeder
